Exhibit 10.113

                                 AMENDMENT NO. 8
 TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT FOR WOMEN'S COLLECTIONS

         This amendment no. 8, dated October 29, 2003, is to the Trademark license and Technical Assistance Agreement for Women's Collections dated March 4, 1998 by and between Latitude Licensing Corp. ("Licensor") and I.C. Isaacs & Company L.P. (Licensee") covering Women's Products (The "Agreement"). Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

         WHEREAS, the parties wish to amend the Agreement to the extent set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement as follows :

     1.       Section 4 - Royalties

         Section 4.5 of the Agreement is hereby amended to replace the last sentence thereof with the following:

         "Anything elsewhere contained in this Section 4.5 to the contrary notwithstanding, (a) the $125,000 payment due in the month of December 2002 with respect to the Minimum Royalties to be paid in Calendar Year 2002 shall be deferred to and paid in May 2004; and (b) the Minimum Royalties to be paid in Calendar Year 2003 shall be paid as follows: the sum of (i) $25,000 shall be paid in each of the months of April and May of 2003; (ii) $125,000 shall be paid in each of the months of June, July, August, September, October, November and December of 2003; and
         (iii) $125,000 shall be paid in June 2004."

     2.       Effective Date and Payment Dates

         This Amendment no. 8 shall be effective as of the date first written above.

         Invoices sent by Licensor for public relations, collections and fashion shows shall be paid and settled within twenty days of their issuance.

     3.       No defaults; Full Force and Effect

         The parties hereby confirm to one another that neither party is in default to the other in the performance of any of the obligations owed by either of them to the other. The Agreement, as amended by this Amendment no. 8, shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment no. 8 as of the date first above written.


LATITUDE LICENSING CORP.            I.C. ISAACS & COMPANY L.P.

By:      /s/ Pierre Martin          By: I.C. Isaacs & Company, Inc., its General
    ------------------------            Partner
Name:    Pierre Martin
     -----------------------        By:      /s/ Robert J. Conologue
Title:   Vice President                 ----------------------------
       ---------------------                 Robert J. Conologue, EVP/CFO


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